Flexible Premium Deferred Variable Annuity

issued by: Midland National® Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated October 20, 2022 to the previously supplemented Prospectus Dated April 29, 2022

This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective November 1, 2022, the fee tables are updated as follows:

Annual Fee	Min	Max
Base Contract Expenses1, 2, 3	1.11%	1.11%
(Portfolio fees and expenses) 4	0.48%	2.07%
Optional benefits available for an additional charge	0.25%	0.55%

Annual Portfolio Expenses	Min	Max
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses (before reimbursements and/or fee waivers) as of 9/30/2022	0.48%	2.07%
Expenses after reimbursements and/or fee waivers as of 9/30/2022	0.48%	2.02%

A corresponding change is hereby made throughout the prospectus and Statement of Additional Information (SAI).

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.

Please retain this supplement for future reference.